UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-31265	93-0987903
(Commission File No.)	(IRS Employer Identification No.)

700 Hansen Way

Palo Alto, California 94304

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 845-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 17, 2012, Telik, Inc. issued a press release announcing that it received notification from The Nasdaq Stock Market that Telik has regained compliance with the minimum bid price rule for continued listing on the Nasdaq Capital Market. The foregoing description is qualified in its entirety by reference to Telik’s press release dated April 17, 2012, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)

99.1	Press Release, dated April 17, 2012, entitled “Telik Regains Compliance with Minimum Bid Price Requirement.”

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.
Dated: April 17, 2012
	By:	/s/ Wendy K. Wee
Wendy K. Wee
Vice President, Finance and Controller

3.

EXHIBIT INDEX

99.1	Press Release, dated April 17, 2012, entitled “Telik Regains Compliance with Minimum Bid Price Requirement.”

4.